Exhibit 99.2

Supplemental Analyst Package First Quarter 2006 Earnings Call May 3, 2006

Table of Contents Financial Highlights ________________________________________________________________________________________ 1 Consolidated Balance Sheets _______________________________________________________________________________ 2 Consolidated Statements of Operations _______________________________________________________________________ 3 Consolidated Statements of Funds from Operations ____________________________________________________________ 4 Capital Structure __________________________________________________________________________________________ 5 Portfolio Overview _________________________________________________________________________________________ 6 Property Results of Operations ______________________________________________________________________________ 8 2006/2007 Leasing Status - Same Store Owned Off-Campus Portfolio ______________________________________________ 9 2006/2007 Leasing Status - Owned Development Projects and Acquisitions _________________________________________ 11 First Quarter 2006 Acquisitions ______________________________________________________________________________ 13 Owned Development Update ________________________________________________________________________________ 14 On-Campus Development Update ____________________________________________________________________________ 15 Management Services Update _______________________________________________________________________________ 16 Investor Information _______________________________________________________________________________________ 17

Financial Highlights (dollars in thousands, except per share data) Three Months Ended March 31, 2006 2005 $ Change % Change Operating Data Total revenues 28,089 $ 19,541 $ 8,548 $ 43.7% Operating income 9,298 6,066 3,232 Net income 3,664 8,192 (1) (4,528) Net income per share - basic and diluted 0.21 0.65 (1) FFO 8,947 5,722 3,225 FFO per share - diluted 0.49 0.45 FFOM 7,030 4,238 2,792 FFOM per share - diluted 0.39 0.33 Same store net operating income owned off-campus properties 7,059 6,695 364 5.4% Operating Statistics March 31, 2006 December 31, 2005 Debt to total market capitalization (2) 43.5% 31.3% Interest coverage (3)2.11 2.07 (1) Net income for the three months ended March 31, 2005 includes a gain on disposition of real estateof approximately $5.9 million or $0.46 per fully diluted share. (2) Excludes debt related to our on-campusparticipating properties of $91.4 million at both March 31, 2006and December 31, 2005. Also excludes unamortized debt premiums of $7.1 million and $4.3 million at March 31, 2006 and December 31, 2005, respectively. (3) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties.

Consolidated Balance Sheets (dollars in thousands) Assets Investments in real estate: Owned off-campus properties, net On-campus participating properties, netInvestments in real estate, net $ March 31, 2006 (unaudited) 676,890 79,387 756,277 $ December 31, 2005 417,098 80,370 497,468 Cash and cash equivalentsRestricted cashStudent contracts receivable, netOther assets 11,025 12,609 1,904 20,101 24,641 9,502 2,610 16,641 Total assets $ 801,916 $ 550,862 Liabilities and stockholders' equity Liabilities: Secured debt Unsecured revolving credit facility Accounts payable and accrued expensesOther liabilitiesTotal liabilities $ 422,597 67,000 9,807 26,294 525,698 $ 291,646 7,983 25,155 324,784 Minority interests 35,011 2,851 Stockholders' equity: Common stockAdditional paid in capitalAccumulated earnings and distributions Accumulated other comprehensive incomeTotal stockholders' equity 172 253,432(12,999) 602 241,207172 233,388 (10,817) 484 223,227 Total liabilities and stockholders' equity $ 801,916 $ 550,862

Consolidated Statements of Operations(dollars in thousands, except share and per share data) 2006 2005 $ Change Revenues: Owned off-campus properties 19,487 $ 12,489 $ 6,998 $ On-campus participating properties 5,982 5,493 489 Third party development services 1,638 645 993 Third party management services 662 710 (48) Resident services 320 204 116 Total revenues 28,089 19,541 8,548 Operating expenses: Owned off-campus properties 8,149 5,136 3,013 On-campus participating properties 1,950 1,875 75 Third party development and management services 1,638 1,464 174 General and administrative 1,587 1,364 223 Depreciation and amortization 5,275 3,424 1,851 Ground/facility leases 192 212 (20) Total operating expenses 18,791 13,475 5,316 Operating income 9,298 6,066 3,232 Nonoperating income and (expenses): Interest income 185 58 127 Interest expense (5,336) (3,808) (1,528) Amortization of deferred financing costs (355) (246) (109) Other nonoperating income -430 (430) Total nonoperating expenses (5,506) (3,566) (1,940) Income before income taxes, minority interests, and discontinued operations 3,792 2,500 1,292 Income tax provision benefit -(102) 102 Minority interests (128) (87) (41) Income from continuing operations 3,664 2,311 1,353 Discontinued operations: Loss attributable to discontinued operations -(2) 2 Gain from disposition of real estate -5,883 (5,883) Total discontinued operations -5,881 (5,881) Net income 3,664 $ 8,192 $ (4,528) $ Net income per share - basic 0.21 $ 0.65 $ Net income per share - diluted 0.21 $ 0.65 $ Weighted-average common shares outstanding: Basic 17,209,779 12,622,145 Diluted 18,176,189 12,769,939 Three Months Ended March 31, (unaudited) 3

Consolidated Statements of Funds from Operations

(dollars in thousands, except share and per share data)

	Three Months Ended March 31, 2006	2005	$ Change
Net income	$ 3,664	$ 8,192	$ (4,528)
Minority interests	128	87	41
Gain from disposition of real estate	-	(5,883)	5,883
Real estate related depreciation and amortization	5,155	3,326	1,829
Funds from operations ("FFO")	**8,947**	**5,722**	**3,225**
Elimination of operations of on-campus participating properties:			
Net income from on-campus participating properties	(1,355)	(1,310)	(45)
Amortization of investment in on-campus participating properties	(1,032)	(879)	(153)
	6,560	3,533	3,027
Modifications to reflect operational performance of on-campus participating properties:			
Our share of net cash flow [1]	192	212	(20)
Management fees	278	263	15
On-campus participating property development fees [2]	-	230	(230)
Impact of on-campus participating properties	470	705	(235)
Funds from operations – modified for operational performance of on-campus participating properties ("FFOM")	**$ 7,030**	**$ 4,238**	**$ 2,792**
FFO per share - diluted	$ 0.49	$ 0.45	
FFOM per share - diluted	$ 0.39	$ 0.33	
Weighted average common shares outstanding - diluted	18,176,189	12,769,939	

[1] 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents amounts accrued for the interim periods.

[2] Development and construction management fees, including construction savings earned under the general construction contract, related to the Cullen Oaks Phase II on-campus participating property completed in August 2005.

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Capital Structure as of March 31, 2006(dollars in thousands) Total Debt (1) Total Equity Market Value (2) Total Market Capitalization Debt to Total Market Capitalization Interest Coverage (3) $ $ 391,178 508,935 900,113 43.5% 2.11 Fixed Rate Mortgage Variable Rate Construction Loan Variable Rate Unsecured Revolving Credit Facility Total / Weighted Average Principal Outstanding (1) 318,491 $ 5,687 67,000 391,178 $ Weighted Average Interest Rate 6.53% 6.69% 6.28% 6.49% Average Term to Maturity 6.0 Years 2.3 Years 1.4 Years 5.2 Years Fixed Rate Debt Maturity Schedule $80,000 $70,152 $70,000 $18,070 $54,820 $51,907 $60,000 $49,236 $50,000 $35,942 $38,364 $40,000 $30,000 $20,000 $10,000 $0 $0$0 $0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 (1) Excluding debt related to ouron-campusparticipating properties totaling $91.4 million with a weighted average interest rate of6.94% and average term to maturity of 12.3 years.Also excludes unamortized debt premiums of $7.1 million. (2) Based on share price of $25.91 at March 31,2006. Assumes conversion of all common and preferred Operating Partnership units as well as any other securitiesconvertible intocommon shares. (3) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties.

Portfolio Overview as of March 31, 2006

Same Store Owned Off-Campus Portfolio

Property	Primary University Served	Units	Beds	Physical Occupancy at March 31, 2006	Physical Occupancy at March 31, 2005
Owned off-campus properties					
1. Commons On Apache	Arizona State University Main Campus	111	444	100.0% [1]	100.0%
2. The Village at Blacksburg	Virginia Tech University	288	1,056	98.7%	98.6%
3. The Village on University	Arizona State University Main Campus	288	918	99.5%	99.1%
4. River Club Apartments	The University of Georgia – Athens	266	794	98.0%	95.5%
5. River Walk Townhomes	The University of Georgia – Athens	100	340	97.6%	97.1%
6. The Callaway House	Texas A&M University	173	538	103.5%	101.3%
7. The Village at Alafaya Club	The University of Central Florida	228	840	99.4%	97.4%
8. The Village at Science Drive	The University of Central Florida	192	732	98.8%	99.3%
9. University Village at Boulder Creek	The University of Colorado at Boulder	82	309	95.5%	87.7%
10. University Village at Fresno	California State University – Fresno	105	406	99.5%	98.8%
11. University Village at TU	Temple University	220	749	98.8%	98.8%
12. University Club Tallahassee	Florida State University	152	608	98.5%	93.4%
13. The Grove at University Club	Florida State University	64	128	96.9%	98.4%
14. College Club Tallahassee	Florida A&M University	96	384	98.4%	92.4%
15. The Greens at College Club	Florida A&M University	40	160	98.1%	96.9%
16. University Club Gainesville	University of Florida	94	376	97.6%	98.9%
17. City Parc at Fry Street	University of North Texas	136	418	98.6%	94.7%
18. The Estates	University of Florida	396	1,044	98.9%	95.6%
Subtotal - Same Store Owned Off-Campus Properties		3,031	10,244	98.9%	97.2%

[1] Commons on Apache is 100% leased from August 2004 through July 2006 by Arizona State University.

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Portfolio Overview as of March 31, 2006

New Properties & On-Campus Participating Properties

Property	Primary University Served	Units	Beds	Physical Occupancy at March 31, 2006 [1]	Physical Occupancy at March 31, 2005
Owned Off-Campus Properties					
19. University Village at Sweethome [2]	State University of New York - Buffalo	269	828	100.0 %	
20. Entrada Real	University of Arizona	98	363	98.3 %	
21. Royal Oaks	Florida State University	82	224	100.0 %	
22. Royal Pavilion	Florida State University	60	204	99.5 %	
23. Royal Village Tallahassee	Florida State University	75	288	97.9 %	
24. Royal Village Gainesville	University of Florida	118	448	95.8 %	
25. Northgate Lakes	The University of Central Florida	194	710	99.4 %	
26. Royal Lexington	The University of Kentucky	94	364	96.2 %	
27. The Woods at Greenland	Middle Tennessee State University	78	276	88.4 %	
28. Raiders Crossing	Middle Tennessee State University	96	276	90.9 %	
29. Raiders Pass	Texas Tech University	264	828	78.1 %	
30. Aggie Station	Texas A&M University	156	450	97.3 %	
31. The Outpost San Marcos	Texas State University - San Marcos	162	486	98.8 %	
32. The Outpost San Antonio	University of Texas - San Antonio	276	828	99.8 %	
33. Callaway Villas [3]	Texas A&M University	236	704	n/a	
34. Village at Newark [4]	Rutgers University, NJIT, Essex CCC	221	812	n/a	
Subtotal - New Owned Off-Campus Properties		2,479	8,089	95.3%	
Total - Owned Off-Campus Properties		5,510	18,333	97.5%	
On-campus participating properties					
35. University Village—PVAMU	Prairie View A&M University	612	1,920	93.7 %	93.0 %
36. University College—PVAMU	Prairie View A&M University	756	1,470	78.5 %	95.0 %
37. University Village—TAMIU	Texas A&M International University	84	252	77.8 %	70.2 %
38. Cullen Oaks - Phase I and II [5]	The University of Houston	411	879	98.2 %	99.6 %
Subtotal - On-Campus Participating Properties		1,863	4,521	88.7%	93.1%
Total - All Properties		7,373	22,854	95.6%	96.0%

[1] Excludes properties that are currently under development.
[2] Construction was completed and property commenced operations in August 2005.
[3] Currently under development - scheduled to open for occupancy in August 2006.
[4] Currently under development - scheduled to open for occupancy in Summer 2007. Pending approval from the City of Newark's Central Planning Board, the project's capacity can be increased to 838 beds without modifying the existing building area.
[5] Includes an additional phase consisting of 180 units and 354 beds that was completed in August 2005. Occupancy as of March 31, 2005 does not include the additional phase.

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Property Results of Operations

(dollars in thousands)

	Three Months Ended March 31,			
	2006	2005	$ Change	% Change
Property revenues				
Owned off-campus properties:				
Same store properties	$ 11,371	$ 11,018	$ 353	3.2%
New properties	8,436	1,675	6,761	403.6%
Total owned off-campus properties [1]	19,807	12,693	7,114	56.0%
On-campus participating properties:				
Same store properties	5,344	5,493	(149)	-2.7%
New properties	638	-	638	100.0%
Total on-campus participating properties	5,982	5,493	489	8.9%
Total property revenues	$ 25,789	$ 18,186	$ 7,603	41.8%
Property operating expenses				
Owned off-campus properties:				
Same store properties	$ 4,312	$ 4,323	$ (11)	-0.3%
New properties	3,837	813	3,024	372.0%
Total owned off-campus properties	8,149	5,136	3,013	58.7%
On-campus participating properties:				
Same store properties	1,765	1,875	(110)	-5.9%
New properties	185	-	185	100.0%
Total on-campus participating properties	1,950	1,875	75	4.0%
Total property operating expenses	$ 10,099	$ 7,011	$ 3,088	44.0%
Property net operating income				
Owned off-campus properties:				
Same store properties	$ 7,059	$ 6,695	$ 364	5.4%
New properties	4,599	862	3,737	433.5%
Total owned off-campus properties	11,658	7,557	4,101	54.3%
On-campus participating properties:				
Same store properties	3,579	3,618	(39)	-1.1%
New properties	453	-	453	100.0%
Total on-campus participating properties	4,032	3,618	414	11.4%
Total property net operating income	$ 15,690	$ 11,175	$ 4,515	40.4%

[1] Includes revenues which are reflected as Resident Services Revenue on the accompanying consolidated statements of operations.

8

2006/2007 Leasing Status

Same Store Owned Off-Campus Portfolio

	Current Apps + Leases [1]	% of Rentable Beds	Prior Year [2]	Variance Beds	Variance %	Rentable Beds [3]	Total Design Beds
Applications + Leases							
University Village at Boulder Creek	324	108%	157	167	106%	299	309
University Village at Sweethome	829	102%	841	(12)	-1%	813	828
The Village at Blacksburg	1,039	99%	1,033	6	1%	1,048	1,056
University Club Gainesville	372	99%	232	140	60%	376	376
The Village at Science Drive	714	99%	701	13	2%	722	732
The Callaway House	517	98%	659	(142)	-22%	527	538
The Village at Alafaya Club	808	97%	485	323	67%	831	840
City Parc at Fry Street	395	96%	167	228	137%	411	418
University Club Tallahassee [4]	705	96%	671	34	5%	736	736
The Estates	989	95%	869	120	14%	1,037	1,044
River Walk Townhomes	312	93%	271	41	15%	335	340
University Village at TU	665	91%	730	(65)	-9%	731	749
River Club Apartments	631	81%	686	(55)	-8%	776	794
The Village on University	653	72%	375	278	74%	906	918
College Club Tallahassee [5]	323	60%	321	2	1%	540	544
University Village Fresno	219	55%	296	(77)	-26%	396	406
Commons on Apache	33	7%	444	(411)	-93%	444	444
Applications + Leases Total	9,528	87%	8,938	590	7%	10,928	11,072

(1) As of April 28, 2006.
(2) As of April 29, 2005 (Comparison of last Friday in April of each year).
(3) Rentable Beds exclude beds needed for on-site staff and/or model units.
(4) For lease administration purposes, University Club Tallahassee and The Grove at University Club are reported combined.
(5) For lease administration purposes, College Club Tallahassee and The Greens at College Club are reported combined.

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2006/2007 Leasing Status

Same Store Owned Off-Campus Portfolio (continued)

	Leases [1]	% of Rentable Beds	Prior Year [2]	Variance Beds	Variance %	Rentable Beds [3]	Total Design Beds
Leases							
University Village at Boulder Creek	292	98%	147	145	99%	299	309
University Village at Sweethome	762	94%	822	(60)	-7%	813	828
The Village at Blacksburg	1,035	99%	1,021	14	1%	1,048	1,056
University Club Gainesville	371	99%	207	164	79%	376	376
The Village at Science Drive	677	94%	631	46	7%	722	732
The Callaway House	474	90%	547	(73)	-13%	527	538
The Village at Alafaya Club	703	85%	453	250	55%	831	840
City Parc at Fry Street	391	95%	159	232	146%	411	418
University Club Tallahassee [4]	661	90%	641	20	3%	736	736
The Estates	969	93%	869	100	12%	1,037	1,044
River Walk Townhomes	305	91%	265	40	15%	335	340
University Village at TU	600	82%	693	(93)	-13%	731	749
River Club Apartments	605	78%	660	(55)	-8%	776	794
The Village on University	428	47%	289	139	48%	906	918
College Club Tallahassee [5]	311	58%	314	(3)	-1%	540	544
University Village Fresno	196	49%	266	(70)	-26%	396	406
Commons on Apache	14	3%	444	(430)	-97%	444	444
Leases Total	8,794	80%	8,428	366	4%	10,928	11,072

(1) As of April 28, 2006.
(2) As of April 29, 2005 (Comparison of last Friday in April of each year).
(3) Rentable Beds exclude beds needed for on-site staff and/or model units.
(4) For lease administration purposes, University Club Tallahassee and The Grove at University Club are reported combined.
(5) For lease administration purposes, College Club Tallahassee and The Greens at College Club are reported combined.

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2006/2007 Leasing Status

Owned Development Projects and Acquisitions

NEW DEVELOPMENTS

	Current Apps + Leases [1]	% of Rentable Beds	Prior Year [2]	Variance Beds	Variance %	Rentable Beds [3]	Total Design Beds
Applications + Leases							
Callaway Villas	562	81%	n/a	n/a	n/a	691	704
Applications + Leases Total	562	81%	n/a	n/a	n/a	691	704

NEW ACQUISITIONS

	Current Apps + Leases [1]	% of Rentable Beds	Prior Year [2]	Variance Beds	Variance %	Rentable Beds [3]	Total Design Beds
Applications + Leases							
The Outpost San Antonio	828	101%	n/a	n/a	n/a	820	828
Northgate Lakes	706	99%	n/a	n/a	n/a	710	710
Royal Village Gainesville	433	98%	n/a	n/a	n/a	441	448
Entrada Real	290	81%	n/a	n/a	n/a	359	363
Royal Tallahassee [4]	536	76%	n/a	n/a	n/a	708	716
The Outpost San Marcos	345	72%	n/a	n/a	n/a	479	486
Aggie Station	309	70%	n/a	n/a	n/a	444	450
Royal Lexington	235	65%	n/a	n/a	n/a	360	364
Raiders Crossing	150	56%	n/a	n/a	n/a	270	276
The Woods at Greenland	146	54%	n/a	n/a	n/a	271	276
Raiders Pass	318	39%	n/a	n/a	n/a	820	828
Applications + Leases Total	4,296	76%	n/a	n/a	n/a	5,682	5,745
Total Owned Off-campus Portfolio	14,386	83%	n/a	n/a	n/a	17,301	17,521

[1] As of April 28, 2006.
[2] Prior year data is not applicable as property was not under construction or owned by American Campus Communities in prior year.
[3] Rentable Beds exclude beds needed for on-site staff and/or model units.
[4] For lease administration purposes, the three properties acquired in Tallahassee, Royal Oaks, Royal Pavilion and Royal Village are reported combined.

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2006/2007 Leasing Status

Owned Development Projects and Acquisitions (continued)

NEW DEVELOPMENTS

	Leases [1]	% of Rentable Beds	Prior Year [2]	Variance Beds	Variance %	Rentable Beds [3]	Total Design Beds
Leases							
Callaway Villas	499	72%	n/a	n/a	n/a	691	704
Leases Total	499	72%	n/a	n/a	n/a	691	704

NEW ACQUISITIONS

	Leases [1]	% of Rentable Beds	Prior Year [2]	Variance Beds	Variance %	Rentable Beds [3]	Total Design Beds
Leases							
The Outpost San Antonio	828	101%	n/a	n/a	n/a	820	828
Northgate Lakes	706	99%	n/a	n/a	n/a	710	710
Royal Village Gainesville	433	98%	n/a	n/a	n/a	441	448
Entrada Real	290	81%	n/a	n/a	n/a	359	363
Royal Tallahassee [4]	519	73%	n/a	n/a	n/a	708	716
The Outpost San Marcos	344	72%	n/a	n/a	n/a	479	486
Aggie Station	297	67%	n/a	n/a	n/a	444	450
Royal Lexington	231	64%	n/a	n/a	n/a	360	364
Raiders Crossing	149	55%	n/a	n/a	n/a	270	276
The Woods at Greenland	144	53%	n/a	n/a	n/a	271	276
Raiders Pass	302	37%	n/a	n/a	n/a	820	828
Leases Total	4,243	75%	n/a	n/a	n/a	5,682	5,745
Total Owned Off-Campus Portfolio	13,536	78%	n/a	n/a	n/a	17,301	17,521

(1) As of April 28, 2006.

(2) Prior year data is not applicable as property was not under construction or owned by American Campus Communities in prior year.

(3) Rentable Beds exclude beds needed for on-site staff and/or model units.

(4) For lease administration purposes, the three properties acquired in Tallahassee, Royal Oaks, Royal Pavilion and Royal Village are reported combined.

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First Quarter 2006: Acquisitions – Royal Portfolio

Acquisition Date: March 1, 2006
(dollars in thousands)

Property	University Served	Age (Yrs)	Units	Beds	Contract Purchase Price	Debt Assumed [1]	Total Going-In Costs [2]
Entrada Real	University of Arizona	5.0	98	363		$ 9,800	
Royal Oaks	Florida State University	15.0	82	224		3,000	
Royal Pavilion	Florida State University	14.0	60	204		2,500	
Royal Village Tallahassee	Florida State University	13.0	75	288		3,400	
Royal Village Gainesville	University of Florida	9.0	118	448		6,200	
Northgate Lakes	The University of Central Florida	7.0	194	710		11,400	
Royal Lexington	The University of Kentucky	11.0	94	364		4,900	
The Woods at Greenland	Middle Tennessee State University	4.0	78	276		6,200	
Raiders Crossing	Middle Tennessee State University	3.0	96	276		6,600	
Raiders Pass	Texas Tech University	2.5	264	828		19,700	
Aggie Station	Texas A&M University	2.0	156	450		11,700	
The Outpost San Marcos	Texas State University - San Marcos	1.0	162	486		13,800	
The Outpost San Antonio	University of Texas - San Antonio	0.0	276	828		24,400	
Total - 13 properties		5.3	1,753	5,745	$ 244,250	$ 123,600	$ 253,650

(1) Represents debt balance on acquisition date. Excludes debt premium of $2.9 million recorded to reflect the market value of debt assumed.

(2) Includes transaction costs of approximately $4.6 million as well as $4.3 million of anticipated capital expenditures and $0.5 million of estimated initial integration expenses necessary to bring the properties up to our operating standards.

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Owned Development Update

(dollars in thousands)

PROJECTS UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Costs	% Complete [1]	Scheduled to Open for Occupancy
Callaway Villas	College Station, TX	Texas A&M University	236	704	$ 37,475	57%	August 2006
Village at Newark	Newark, NJ	Rutgers University, NJIT, Essex CCC	221	812 [2]	72,935	23%	Summer 2007
					$ 110,410		

PROJECTS IN PRE-DEVELOPMENT

Project	Location	Anticipated Commencement	Targeted Units	Targeted Beds	Estimated Project Cost	Targeted Completion
Arizona State University [3]	Tempe, AZ					
Component I [4]		December 2006	637	1,703	$ 125,000	August 2008
Component II [5]		December 2006	511	1,700	110,000	August 2008
Component III		First Quarter 2008	575	1,500	110,000	August 2009
					$ 345,000	

[1] Based on costs incurred under general construction contract as of March 31, 2006.
[2] Pending approval from the City of Newark's Central Planning Board, the project's capacity can be increased to 838 beds without modifying the existing building area.
[3] Component developments are contingent upon Board of Regents approval on each component and execution of all transactional documents, including a ground lease agreement with Arizona State University for each component.
[4] Includes parking structure and retail space.
[5] Includes the new Barrett Honors College.

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On-Campus Development Update

(dollars in thousands)

	Three Months Ended March 31, 2006	2005	$ Change
Development services revenue	$ 1,638	$ 645	$ 993
% of total revenue	5.8%	3.3%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University Served	Units	Beds	Total Fees	Fees Earned to Date [1]	Remaining Fees [1]	Scheduled Completion
Vista del Campo Phase II	Irvine, CA	University of California - Irvine	545	1,564	$ 3,500	$ 2,824	$ 676	August 2006
West Virginia University - Evansdale [2]	Morgantown, WV	West Virginia University	96	345	725	505	220	August 2006
Fenn Tower Renovation	Cleveland, OH	Cleveland State University	174	438	1,510	1,205	305	August 2006
The Inn at Auraria [3]	Denver, CO	Auraria Higher Education System	125	439	315	251	64	August 2006
West Virginia University - Potomac State [4]	Keyser, WV	Potomac State College	107	355	700	380	320	August 2007
West Virginia University - Downtown [5]	Morgantown, WV	West Virginia University	89	323	350	286	64	August 2008
University of Hawaii - Manoa [6]	Honolulu, HI	University of Hawaii	n/a	n/a	2,094	362	1,732	July 2008
					$ 9,194	$ 5,813	$ 3,381	

AWARDED PROJECTS

Project	Location	Anticipated Commencement	Estimated Fees
University of Hawaii - Manoa [6]	Honolulu, HI	First Quarter 2007	$ 1,047
University of New Orleans [7]	New Orleans, LA	Summer 2006	1,550
Arizona State University - DPS [8]	Tempe, AZ	Second Quarter 2006	300
Hope International University [9]	Fullerton, CA	n/a	-
			$ 2,897

[1] As of March 31, 2006

[2] The West Virginia - Evansdale project consists of pre-development and design services which were completed in the third quarter 2005 and construction administration services which are currently in progress. Contractual fees are shown net of costs anticipated to be incurred to complete the project.

[3] The Inn at Auraria project consists of pre-development, initial operations, accounting and marketing services.

[4] The West Virginia - Potomac State project consists of pre-development and design services which are currently in progress and construction administration services which are scheduled to commence in the second quarter 2006. Contractual fees are shown net of costs anticipated to be incurred to complete the project.

[5] The West Virginia - Downtown project consists of pre-development and design services which are currently in progress. Contractual fees are shown net of costs anticipated to be incurred to complete the project. There is a construction phase to this project that has been put on hold pending investigation of alternative financing.

[6] The University of Hawaii - Manoa project consists of pre-development services that are currently in progress and additional construction administration / development services that are anticipated to commence in the first quarter 2007. We are currently working with the University under a signed services agreement.

[7] Hurricane Katrina has caused a delay in the commencement of construction for this project. The University is in the process of obtaining necessary approvals for the financing and commencement of construction during the summer of 2006.

[8] We will provide development services for the relocation of a DPS station in order to utilize the site for on-campus student housing.

[9] This awarded project was discontinued in the first quarter 2006 as the University continues to contemplate moving the campus.

AMERICAN CAMPUS

15

Management Services Update

(dollars in thousands)

	Three Months Ended March 31, 2006	2005	$ Change
Management services revenue	$ 662	$ 710	$ (48)
% of total revenue	2.4%	3.6%	

NEW MANAGEMENT CONTRACTS

Property	Location	University Served	Units	Beds	Estimated Annual Fees	Anticipated Commencement
Morgan View	Baltimore, MD	Morgan State University	218	792	$ 200	April 2006
SAIT [1]	Calgary, AB	Southern Alberta Institute of Technology	125	459	100	May 2006
Fenn Tower	Cleveland, OH	Cleveland State University	174	438	100	August 2006
The Inn at Auraria	Denver, CO	Auraria Higher Education System	125	439	145	August 2006
Vista del Campo Phase II	Irvine, CA	University of California Irvine	545	1,564	400	August 2006
					$ 945	

DISCONTINUED MANAGEMENT CONTRACTS

Property	Location	University Served	Units	Beds	2005 Fees	Discontinued As Of
Bear Creek at Williams Village	Boulder, CO	The University of Colorado	342	994	$ 213	January 2006
The Village at Riverside	Austin, TX	The University of Texas	156	408	64	April 2006
Dobie Center	Austin, TX	The University of Texas	383	975	211	June 2006
					$ 488	

[1] Mobilization has occurred and we anticipate obtaining a signed management agreement in early May.

AMERICAN CAMPUS

16

Investor Information

Executive Management

William C. Bayless, Jr.	Chief Executive Officer
Brian B. Nickel	Chief Financial Officer
James C. Hopke	Chief Investment Officer
Greg A. Dowell	Chief of Operations

Research Coverage

Jonathan Litt / John Stewart, Citigroup Equity Research
(212) 816-0231 / (212) 816-1685
jonathan.litt@citigroup.com / john.j.stewart@citigroup.com

Craig Leupold, Green Street Advisors
(949) 940-8780
cleupold@greenstreetadvisors.com

Steve Sakwa / Bill Acheson, Merrill Lynch
(212) 449-0335 / (212) 449-1920
steve_sakwa@ml.com / william_acheson@ml.com

Louis Taylor / Christeen Kim, Deutsche Bank - North America
(212) 250-4912 / (212) 250-6771
louis.taylor@db.com / christeen.kim@db.com

Anthony Paolone / Joseph Dazio, J.P. Morgan Securities
(212) 622-6682 / (212) 622-6416
anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com

Stephen Swett, Wachovia Securities, LLC
(212) 909-0954
stephen.swett@wachovia.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of American Campus Communities, Inc. or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
805 Las Cimas Parkway
Suite 400
Austin, Texas 78746
Tel: (512) 732-1000
Fax: (512) 732-2450
www.americancampuscommunities.com

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041
gcowart@studenthousing.com







17

Forward Looking Statements This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this supplemental package are forward-looking statements and can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result" and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; the effect of terrorism or the threat of terrorism; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principals; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this supplemental package, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.